Exhibit 99.1

Steve Madden Announces New Distribution Date for Three-for-Two Stock Split

LONG ISLAND CITY, N.Y., September 13, 2013 – Steven Madden, Ltd. (Nasdaq: SHOO), a leading designer and marketer of fashion footwear and accessories for women, men and children, today announced that its Board of Directors has fixed October 1, 2013 as the new distribution date for the previously announced three-for-two stock split, in the form of a stock dividend, of the Company's outstanding shares of common stock.

The previously announced record date for the stock split remains September 20, 2013. On the October 1, 2013 distribution date, all stockholders of record at the close of business on September 20, 2013 will receive one additional share of Steve Madden common stock for every two shares of common stock held on that date.

Answers to frequently asked questions regarding the stock split will be available on the Company’s web site in the Investor Relations section.

About Steve Madden

Steve Madden designs, sources and markets fashion-forward footwear and accessories for women, men and children. In addition to marketing products under its owned brands including Steve Madden, Steven by Steve Madden, Madden Girl, Freebird by Steven, Stevies, Betsey Johnson, Betseyville, Report Signature, Report, Big Buddha, Wild Pair, Cejon and Mad Love, the Company is the licensee of various brands, including Olsenboye for footwear, handbags and belts and Elizabeth and James, Superga, l.e.i. and GLO for footwear. The Company also designs and sources products under private label brand names for various retailers. The Company's wholesale distribution includes department stores, specialty stores, luxury retailers, national chains and mass merchants. The Company also operates 118 retail stores (including the Company's three online stores). The Company licenses certain of its brands to third parties for the marketing and sale of certain products, including for ready-to-wear, outerwear, intimate apparel, eyewear, hosiery, jewelry, fragrance, luggage and bedding and bath products.

Safe Harbor

This press release and oral statements made from time to time by representatives of the Company contain certain “forward looking statements” as that term is defined in the federal securities laws. The events described in forward looking statements may not occur. Generally these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of the Company's plans or strategies, projected or anticipated benefits from acquisitions to be made by the Company, or projections involving anticipated revenues, earnings or other aspects of the Company's operating results. The words "may," "will," "expect," "believe," "anticipate," "project," "plan," "intend," "estimate," and "continue," and their opposites and similar expressions are intended to identify forward looking statements. The Company cautions you that these statements concern current expectations about the Company’s future results and condition and are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond the and the projections upon which the statements are based. Factors which may affect the Company's results include, but are not limited to, the risks and uncertainties discussed in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Any one or more of these uncertainties, risks and other influences could materially affect the Company's results of operations and financial condition and whether forward looking statements made by the Company ultimately prove to be accurate and, as such, the Company's actual results, performance and achievements could differ materially from those expressed or implied in these forward looking statements. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Contact

ICR, Inc.

Investor Relations

Jean Fontana/Megan Crudele

203-682-8200

www.icrinc.com